STOCK PURCHASE AGREEMENT


          STOCK PURCHASE AGREEMENT dated as of April 29, 1999 between Comstock Resources, Inc., a Nevada corporation (the "Company"), and TCW DEBT AND ROYALTY FUND VI, L.P., a California limited partnership ("Fund VI"); TCW DEBT AND ROYALTY FUND VIB, L.P., a California limited partnership ("Fund VIB"); TRUST COMPANY OF THE WEST, a California trust company ("Trustco"), in its capacity as Investment Manager pursuant to the Investment Management Agreement dated as of June 6, 1988 between General Mills, Inc. and Trustco and as Custodian pursuant to the Custody Agreement dated as of February 6, 1989 among General Mills, Inc., Trustco and State Street Bank and Trust Company, as trustee; TCW ASSET MANAGEMENT COMPANY, a California corporation ("Tamco"), as Investment Manager pursuant to the Investment Management Agreement dated as of July 7, 1997 between Morgan Stanley Asset Management Inc. as Fiduciary Advisor on behalf of, inter alia, Eugenia III Investment Holdings Limited and Tamco as amended by amendment dated as of October 15, 1998 between Bessemer Trust Company, N.A., in the capacity discussed therein, and Tamco; Tamco, as Investment Manager pursuant to the Investment Management and Custody Agreement dated as of May 19, 1997 between Allmerica Asset Management, Inc. as agent for First Allmerica Financial Life Insurance Company, Tamco and Trustco; Tamco as Investment Manager pursuant to the Investment Management and Custody Agreement dated as of October 27, 1997 between University of Chicago, Tamco and Trustco; Tamco, as Investment Manager pursuant to the Investment Management and Custodian Agreement dated as of October 27, 1997 between University of Notre Dame du Lac, Tamco and Trustco; Tamco, as Investment Manager dated as of October 24, 1997 between William N. Pennington Separate Property Trust dated January 1, 1991, Tamco and Trustco; Tamco, as Investment Manager pursuant to the Investment Management Agreement dated as of October 27, 1997 between Delta Air Lines, Inc., Tamco and Trustco; Pacific Life Insurance Company, a California stock insurer ("Pacific"); and Aquila Energy Capital Corporation, a Delaware corporation ("Aquila"). (Trustco and Tamco, in the respective capacities designated above, Fund VI and Fund VIB are hereinafter collectively referred to as "TCW"; TCW, Pacific and Aquila are hereinafter collectively referred to as "Purchasers"). In consideration of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, the parties hereto, intending to be legally bound by the terms hereof, agree as follows:

          TCW, on behalf of each of the TCW related parties set forth on Schedule A hereto (together with their successors and assigns, the "TCW
Holders"), Pacific (together with its successors and assigns, "Pacific Holders"), and Aquila (together with its successors and assigns, the "Aquila Holders", collectively with the TCW Holders and the Pacific Holders, the "Holders") hereby subscribe for an aggregate of 1,948,001 shares of the Company's Series A 1999 Convertible Preferred Stock and 1,051,999 shares of Series B 1999 Non-Convertible Preferred Stock (the "Series B Preferred Shares"), $10.00 par value per share (collectively, the "Preferred Stock"), at a purchase price of $10.00 per share, with the rights, restrictions, preferences and privileges as stated in the Certificate of Designation with respect to the Preferred Stock attached hereto as Exhibit A (the "Certificate of Designation") and as provided by law. As used herein, "Series A Preferred Shares" shall mean the shares of the Company's Series A 1999 Convertible Preferred Stock subscribed to by Purchasers on behalf of the parties set forth on Schedule A attached hereto and such shares of the Company's Series A 1999 Convertible Preferred, if any, as shall be issued by the Company in exchange for the Series B Preferred Shares in the event that the Company converts the Series B Preferred Shares pursuant to the terms of the Certificate of Designation and Articles of Incorporation of the Company (the "Series B Conversion Shares") and "Preferred Shares" shall mean the Series A Preferred Shares and the Series B Preferred Shares collectively. The Series A Preferred Shares are convertible into, and the Preferred Shares are redeemable for, and dividends on the Preferred Shares may be payable in, shares of the Company's common stock, $0.50 par value per share (the "Common Stock"), as stated in the Certificate of Designation. Accordingly, the parties hereto agree as follows:



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          SECTION 1. DEFINITIONS

          As used herein, the following terms shall have the following meanings.

          "Actual Directors" shall have the meaning set forth in Section 5.8.

          "Affiliate" shall mean, with respect to a specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and, with respect to any fund or trust, any Person which is a participant in or beneficiary of such fund or trust. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing provisions of this definition in no event shall any Holder (or any Affiliate thereof) be deemed to be an Affiliate of the Company.

          "Articles of Incorporation" shall mean the Restated Articles of Incorporation of the Company, as amended and in effect on the date hereof and as at any time hereafter amended or otherwise modified.

          "Available Director Seats" shall have the meaning set forth in Section 5.8.

          "Commission" shall mean the Securities and Exchange Commission or any other similar or successor agency of the federal government administering the Securities Act.

          "Common Shares" means the Dividend Shares and the Conversion Shares.

          "Controlling Person" shall have the meaning defined in Section 4.8.

          "Conversion Shares" shall mean the shares of Common Stock into which the Series A Preferred Shares are convertible or converted at the option of the Holders.

          "Dividend Shares" shall mean the shares of Common Stock for which the Preferred Shares are redeemed or in which dividends on the Preferred Shares are paid.

          "Indemnitee"  and  "Indemnitor"  shall  have the  meanings  defined in
Section 4.8.

          "Permitted Transferee" shall have the meaning set forth in the introductory paragraph of Section 4 hereof.

          "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or agency or political subdivision thereof.

          "Piggy Back Right" shall have the meaning defined in Section 4.3.

          "Requisite Holders" shall mean the holders of Preferred Shares and Conversion Shares representing at least 80% of the Conversion Shares.

          "Restricted Certificate" shall mean a certificate for Preferred Shares or Conversion Shares bearing the restrictive legend set forth in Section 4.1.


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          "Restricted  Securities"  shall mean  Preferred  Shares or  Conversion
Shares evidenced by a Restricted Certificate and the Dividend Shares.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Shelf  Registration  Statement"  shall have the  meaning set forth in
Section 4.5.

          "Seller" shall mean a holder of Restricted Securities for which the Company shall be required to file a registration statement or which shall be registered under the Securities Act pursuant to any of the provisions of Section
4. Neither the Company nor any Affiliate of the Company shall be deemed a "Seller" for any purposes of this Agreement.

          "Transfer" shall mean any sale, transfer or other disposition of any Restricted Securities, or of any interest in any thereof, which would constitute an offer or sale thereof within the meaning of the Securities Act.

          SECTION 2. PURCHASE AND SALE OF SECURITIES

          2.1. Authorization and Issuance of Preferred Shares and Conversion Shares. The Company has authorized: (a) the issue of one or more certificates for issuance to the Holders pursuant to this Agreement, and (b) the issue of such number of Conversion Shares, Series B Conversion Shares and Dividend Shares as will permit the compliance by the Company with its obligations to issue Conversion Shares or at its option to issue Series B Conversion Shares and Dividend Shares pursuant to the Articles of Incorporation and Certificate of Designation.

          2.2. The Closing. Subject to the conditions set forth in Section 3.1.7, the Company hereby agrees to issue to each Holder, and each Holder hereby agrees to purchase, the number of shares of Preferred Stock set out opposite such Holder's name on Schedule A attached hereto, at a purchase price of $10.00 per share. The Company will deliver to each Holder certificates for such number of Preferred Shares, registered in the name of such Holder, except that, if any such Holder shall notify the Company in writing prior to such issuance that it desires certificates for Preferred Shares to be issued in other denominations or registered in the name or names of any Person or Persons referred to in the proviso at the end of the first sentence of Section 4 or any nominee or nominees for its or their benefit, then the certificates for Preferred Shares shall be issued to such Holder in the denominations and registered in the name or names specified in such notice.

          2.3. Purchase for Holder's Account. Each Holder represents and warrants to the Company that such Holder is purchasing and will purchase the Preferred Shares as of the date hereof solely for investment purposes, for its own account, with no present intention of distributing or reselling the Preferred Shares, the Conversion Shares or the Dividend Shares or any part thereof in violation of applicable securities laws, and that such Holder is prepared to bear the economic risk of retaining the Preferred Shares, the Conversion Shares and the Dividend Shares for an indefinite period, all without prejudice, however, to the right of such Holder at any time, in accordance with this Agreement, lawfully to sell or otherwise dispose of all or any part of the Preferred Shares, the Conversion Shares or the Dividend Shares held by it. It is understood that, in making the representations set forth in Section 3.1, 3.2 and 3.3, the Company is relying, to the extent applicable, upon the representations and warranties of each such Holder. Each Holder represents and warrants that it is an accredited investor, as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.


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




          2.4. Compliance. Further in reliance upon the representations and warranties of each Holder in Section 2.3, the Company has not registered the Preferred Shares, the Dividend Shares or the Conversion Shares under the Securities Act and each Holder agrees that none of the Preferred Shares, the Dividend Shares or the Conversion Shares will be sold or offered for sale without registration under said Act or the availability of an exemption therefrom or if said Act is not applicable, all as more fully provided in
Section 4, nor in violation of any other law of the United States of America or any state.

          2.5. Expenses. Whether or not the Preferred Shares are sold to any Holder, the Company will pay all costs and expenses incurred by the Holders (a) relating to the negotiation, execution and delivery of this Agreement and the issuance of the Preferred Shares (including, without limitation, reasonable fees, office charges and expenses of Milbank, Tweed, Hadley & McCloy, counsel to certain of the Holders and $25,000 to TCW for its other out-of-pocket costs),
(b) provided for in Sections 4.7, 4.8, 5.1 and 5.2, (c) relating to printing the instruments evidencing the Preferred Shares or the Common Shares, (d) expenses relating to any amendments, waivers or consents under this Agreement and (e) incident to the enforcement by any Holder of, or the protection or preservation of any right or remedy of any Holder under, this Agreement, the Articles of Incorporation or any other agreement furnished pursuant hereto or thereto or in connection herewith or therewith (including, without limitation, fees and expenses of counsel). The Company shall pay such costs and expenses, to the extent then payable, on the date of issuance of the Preferred Shares and thereafter from time to time upon demand by any Holder against presentation, in each such case, of a statement thereof.

          2.6. Conversion Option. The Company will have the option, at any time, to convert the Preferred Shares, on the same terms and conditions set forth herein, to convertible subordinated debt of the Company, provided that all of the following conditions are satisfied: (i) the Company shall have delivered to the Holders all necessary approvals, subordination agreements and other documentation, in form and substance satisfactory to Purchasers in their sole and absolute discretion, required in connection with such conversion (which will provide for an increase in the number of demand registrations, the reasonable costs and expenses of which shall be payable by the Company, to a number acceptable to Purchasers in their sole and absolute discretion) and (ii) the Holders shall have received an opinion of counsel to the Company (a) that such conversion neither breaches nor violates any existing agreement to which the Company is a party or any other obligation of the Company, (b) such conversion shall not cause an adjustment in the conversion price, option price or exercise price in any convertible security issued by the Company, and (c) such other matters as Purchasers may request.

          SECTION 3. WARRANTIES, REPRESENTATIONS AND COVENANTS OF THE COMPANY

          The Company hereby represents, warrants and covenants to each Holder that as of the date of the Company's execution of this Agreement:


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          3.1. Sale is Legal, etc.

          3.1.1. Upon the issuance of the Preferred Shares under this Agreement, the total number of shares of capital stock which the Company has authority to issue is 55,000,000 shares, consisting of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Company has the power and authority and has taken all actions (corporate or other) necessary to authorize it to enter into and perform its obligations and undertakings under this Agreement. Immediately prior to the issuance of the Preferred Shares under this Agreement, 24,350,452 shares of Common Stock will be issued and outstanding. Upon the issuance of the Preferred Shares under this Agreement, the Company does not have outstanding any stock or securities convertible into or exchangeable for any shares of capital stock nor does it have outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any capital stock or stock or securities convertible into or exchangeable for any capital stock other than (i) the Preferred Shares to be issued pursuant to this Agreement, and (ii) options and warrants to purchase an aggregate of 5,111,030 shares of Common Stock as set forth on Schedule 3.1.1 hereto.

          3.1.2. The Preferred Shares will, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges.

          3.1.3. The Company will at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of the conversion of the Series A Preferred Shares, such number of Conversion Shares issuable upon the conversion of all outstanding Series A Preferred Shares. All Conversion Shares, Series B Conversion Shares and Dividend Shares will, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company will take all such actions as may be necessary to assure that all Conversion Shares, Series B Conversion Shares and Dividend Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange or national market upon which the Conversion Shares and Dividend Shares may be listed.

          3.1.4. None of the execution and delivery of this Agreement, or the issue and sale of the Preferred Shares, the Conversion Shares and the Dividend Shares, or the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the Articles of Incorporation of the Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency (other than filings which will be made by the Company as required by applicable state securities laws), or any agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien upon any of the revenues or assets of the Company pursuant to the terms of any such agreement or instrument.

          3.1.5. There is not in effect on the date hereof any agreement by the Company (other than this Agreement) pursuant to which any holders of securities of the Company have a right to cause the Company to register such securities under the Securities Act other than as set forth on Schedule 3.1.5 hereto.

          3.1.6. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada and has the corporate power and authority to execute and deliver this Agreement, the Preferred Shares, the Conversion Shares and the Dividend Shares and to perform the terms hereof and thereof. The Company has taken all action necessary to authorize the execution, delivery and performance of this Agreement, the issuance of the Preferred Shares, the Conversion Shares and the Dividend Shares. This Agreement has been duly authorized and executed and constitutes the legal,


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


valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

          3.1.7. As a condition to the obligations of the Holders hereunder and prior to the issuance of the Preferred Shares subscribed for by Purchasers on behalf of the parties to this Agreement listed on Schedule A, the Company shall have delivered to the Holders (in form and substance satisfactory to Holders and their counsel):

                    (a) a certificate, dated the date hereof, of the Secretary or an Assistant Secretary of the Company, (A) attaching a true and complete copy of the resolutions of the Board of Directors of the Company, and of all documents evidencing other necessary corporate or shareholder action (in form and substance satisfactory to the Holders and to their counsel) taken by the Company in connection with the matters contemplated by this Agreement, (B) attaching a true and complete copy of the Articles of Incorporation and by-laws of the Company and each of its subsidiaries and (C) setting forth the incumbency of the officer or officers of the Company who sign this Agreement, any document delivered by the Company pursuant hereto and each certificate for the Preferred Shares, including therein a signature specimen of such officer or officers;

                    (b) certificates of good standing (including tax status, if applicable) of the Company and each of its subsidiaries under the laws of their respective states of incorporation and as foreign corporations in every state in which they own property or conduct business;


                    (c) an opinion of Locke Liddell & Sapp LLP in the form attached hereto as Exhibit B;

                    (d) a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, which report shall contain audited financial statements of the Company for such fiscal year prepared in accordance with generally accepted accounting principles which fairly present the information included therein, accompanied by an opinion of the Company's certified public accountants;

                    (e) such other documents and evidence relating to the matters contemplated by this Agreement as the Holders or their counsel shall reasonably require, including without limitation, evidence that
          (i) the Company has sufficient authorized and reserved shares of Common Stock on the date hereof to meet the Company's obligations herein and in the Certificate of Designation and (ii) the Rights Agreement between the Company and American Stock Transfer and Trust Company, as successor Rights Agent, dated December 10, 1990, as the same may be amended from time to time (the "Rights Agreement"), has been amended to exclude the Preferred Shares, the Conversion Shares, the Dividend Shares and the Holders thereof, under certain circumstances, from the definitions of "Acquiring Person" or "Adverse Person" under such Rights Agreement;

                    (f) a fully executed copy of the Credit Agreement, substantially in the form of Exhibit D attached hereto (the "Credit Agreement"), dated as of April 29, 1999, between, on the one hand, the Company and certain of its subsidiaries, and, on the other hand, the banks party thereto, The First National Bank of Chicago, as administrative agent, and Toronto Dominion (Texas), Inc., as syndication agent (as amended, the "Credit Agreement") and such other documents delivered pursuant thereto as requested by the Purchasers; and

                    (g) evidence that the Company has consummated the sale of $150,000,000 of the Company's senior unsecured notes on the terms set forth in Exhibit E attached hereto (the "Notes").


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          3.2. Governmental  Consent.  Other than filings required by applicable state securities laws which shall be made by the Company, neither the nature of the Company or of any its subsidiaries, or of any of their respective businesses or properties, nor any relationship between the Company or any subsidiary and any other Person, nor (except as expressly provided for in this Agreement) any circumstance in connection with the offer, issue or sale of the Preferred Shares, the Conversion Shares and the Dividend Shares is such as to require consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company as a condition to the execution and delivery of this Agreement or the execution and filing of the Certificate of Designation or any amendment of the Articles of Incorporation required in connection with the authorization, offer, sale and/or issuance of the Preferred Shares, the Conversion Shares or the Dividend Shares.

          3.3. Private Offering. Neither the Company nor any other Person acting on behalf of the Company has offered any of the Preferred Shares or any similar securities of the Company for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with any prospective purchasers who are not accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Company agrees that neither the Company nor anyone acting on its behalf has offered or will offer the Preferred Shares or any part thereof or any similar securities for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the Preferred Shares within the provisions of Section 5 of the Securities Act. Based in part on the representations of the Holders set forth herein, the offer, sale and issuance of the Preferred Shares in conformity with the terms of this Agreement are exempt from the registration requirements of the Securities Act and any applicable state securities laws.

          3.4. Litigation. There is no action, suit, proceeding or investigation pending or currently threatened against the Company that questions the validity of this Agreement or the Company's right to enter into this Agreement, or to consummate the transactions contemplated hereby or which, if decided in a manner adverse to the Company, would have a material adverse effect on the Company or on any of its subsidiaries or the ability of the Company to consummate the transactions contemplated hereby.

          3.5. No Material Misstatements. No representation, warranty, or statement by Company in this Agreement or in any written statement or certificate furnished or to be furnished to the Holders pursuant to this Agreement contains any untrue statement of a material fact or, when taken together, omits a material fact necessary to make the statements made herein or therein not misleading.

          3.6. Ownership of Subsidiaries. The Company has good and marketable title to all the outstanding stock of each of its subsidiaries free and clear of all liens other than as set forth on Schedule 3.6 hereof. None of the Company's subsidiaries have outstanding (i) any stock or securities convertible into or exchangeable for any shares of capital stock or (ii) any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to any capital stock or stock or securities.

          3.7. Material Adverse Change. There has been no material adverse change in the business, prospects or financial standing of the Company since the filing of the Company's most recent Annual Report on Form 10-K.

          SECTION 4. RESTRICTIONS ON TRANSFERABILITY; REGISTRATION RIGHTS

          The Restricted Securities shall not be transferable except upon the conditions specified in this Section 4; provided that, notwithstanding any other provisions of this Section 4, each Holder (and each other Person mentioned below in this clause) shall have the right to transfer any Restricted Securities to



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any Affiliate, fund participant,  trust beneficiary,  or limited partner of such
Holder, any party to any investment management or other similar agreement with Trustco or Tamco, any fund, foundation, trust or other Person for whose benefit any such agreement with Trustco or Tamco relates or any trustee, custodian or nominee of or for any such Person (each a "Permitted Transferee"). Each such transferee shall be subject to the same transfer restrictions imposed on the Holders by this Agreement. All rights and obligations of the Holders set forth in this Section 4 will inure to the benefit of and be binding upon any transferee of the Restricted Securities.

          4.1. Restrictive Legend.  Unless and until otherwise permitted by this
Section 4, each certificate for Preferred Shares issued under this Agreement, each certificate for any Preferred Shares issued to any subsequent transferee of any such certificate, each certificate for any Conversion Shares issued upon exercise of any Preferred Shares and each certificate for any Conversion Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, and may be reoffered and sold only if registered pursuant to the provisions of said Securities Act or if an exemption from registration is available."

          4.2. Notice of Proposed Transfers. Prior to any transfer or attempted transfer of any Restricted Securities not subject to an effective registration statement and not covered by the proviso contained in the introductory paragraph to Section 4, the holder of such Restricted Certificate shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice (i) shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall contain an undertaking by the Person giving such notice to furnish such other information as may be required, to enable counsel to render the opinions referred to below, and (ii) shall designate the counsel for the Person giving such notice. Except as otherwise set forth herein, such Person shall obtain the services of counsel described below at its own expense. The Person giving such notice shall submit a copy thereof to the counsel designated in such notice. If in the opinion of such counsel, which is reasonably satisfactory to the Company, the proposed transfer of such Restricted Securities evidenced by such Restricted Certificate may be effected without registration of such Restricted Securities under the Securities Act, the Company shall, within ten (10) business days after delivery of such opinion to the Company, so notify the holder of such Restricted Certificate and such holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company. Each certificate evidencing the Restricted Securities thus to be transferred (and each certificate evidencing any untransferred balance of the Restricted Securities evidenced by such Restricted Certificate) shall bear the restrictive legend set forth in Section 4.1.

          4.3. Demand Registration.

                    (a) Subject to the limitations contained in Section 4.7, at any time and from time to time, the holders of at least 51% of the outstanding Series A Preferred Shares and Conversion Shares held by the TCW Holders and the holders of at least 51% of the outstanding Series A Preferred Shares and Conversion Shares held by the Pacific Holders and the Aquila Holders may give written notice to the Company
          (i) of their intention to convert all or part of the Series A Preferred Shares held by them and to transfer the Conversion Shares held or obtained by conversion of the Series A Preferred Shares and
          (ii) requesting the registration of said Conversion Shares.

                    (b) Whenever the Company shall have received a demand to effect a registration pursuant to Section 4.3(a), the Company shall promptly give written notice of such proposed registration to all other Holders. Any such Holder may request in writing that all of such Holder's Conversion Shares, or any portion thereof, designated by such Holder, be included in the registered offering.

                    (c) The Company shall, as expeditiously as possible following receipt of a demand pursuant to Section 4.3(a), effect the registration of such Conversion Shares under the Securities Act. The Sellers of the Conversion Shares shall have the right to select the managing underwriter or underwriters for the offering of such Conversion Shares.

                    (d) In the case of an underwritten public offering of Restricted Securities to be so registered, if the managing underwriter advises in its opinion that (i) the inclusion in such registration of some or all of such Common Stock requested to be registered (including without limitation, securities to be included pursuant to incidental or "piggyback" rights heretofore or hereafter granted by the Company to other Persons) will cause the proceeds or price per share to the Sellers to be reduced or (ii) that the number of securities to be registered at the request of the Sellers pursuant to this Section 4.3 plus the number of securities sought to be registered by such other Persons is too large a number to be reasonably sold, then the number of securities to be included in such registration will be reduced as set forth below:

                    (i) the number of shares of Common Stock sought to be registered by any Holders of Common Stock, other than the Conversion Shares, shall be reduced pro rata to the extent necessary to reduce the number of securities to be registered to the number recommended by the managing underwriter (the "Recommended Number");

                    (ii) if the reduction provided for in clause (i) does not reduce the number of shares of Common Stock to be registered to the Recommended Number, then the number of Conversion Shares sought to be registered by Holders other than the Holders that exercised the demand to effect such registration pursuant to Section 4.3(a) shall be reduced pro rata, in proportion to the number of Conversion Shares sought to be registered by such Holders of Conversion Shares, to the extent necessary to reduce the number of shares of Common Stock to be registered to the Recommended Number; and

                    (iii) if the reduction provided for in clauses (i) and (ii) above does not reduce the number of shares of Common Stock to be registered to the Recommended Number, then the number of Conversion Shares sought to be registered shall be reduced pro rata, in proportion to the number of Conversion Shares sought to be registered by the Holders of such Conversion Shares, to the extent necessary to reduce the number of shares of Common Stock to be registered to the Recommended Number;

provided, that in no event shall the holders of the Conversion Shares so included in such registration be required to pay any expenses relating to such registration, including, without limitation, all the expenses described in the first paragraph of Section 4.7, which are related to the inclusion of any other holders' Common Stock in the registration.

                    (e) The Company will not grant to any Person at any time on or after the date hereof the right (a "Piggyback Right") to request the Company to register any securities of the Company under the Securities Act by reason of the exercise by any Holder of its rights under this Section 4.3 unless such Piggyback Right provides that such securities shall not be registered and sold at the same time if the managing underwriter for the respective Sellers believes that sale of such securities would adversely affect the amount of, or price at which, the respective Conversion Shares being registered under this
          Section 4.3 can be sold.

                    (f) The Company agrees (1) not to effect any public or private sale or distribution of its equity securities, including a sale pursuant to Regulation D under the Securities Act, during the 10-day period prior to, and during the 120-day period beginning on, the closing date of an underwritten offering made pursuant to a registration statement filed pursuant to this Section 4.3 and (2) to cause each holder of its privately placed equity securities purchased from the Company at any time on or after the date of this Agreement to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration, if permitted).

                    Except pursuant to a registration statement filed pursuant to this Section 4.3, each Holder agrees not to effect any public sale or distribution, including a sale pursuant to Rule 144 or 144A under the Securities Act, of any Restricted Securities during the 10-day period prior to, and during the 120-day period beginning on, the closing date of an underwritten offering made pursuant to a registration statement filed pursuant to this Section 4.3.

                    (g) The Company recognizes that money damages may be inadequate to compensate Holders for a breach by the Company of its obligations under this Section 4.3, and the Company agrees that in the event of such a breach the Holders may apply for an injunction of specific performance or the granting of such other equitable remedies as may be awarded by a court of competent jurisdiction in order to afford Holders the benefits of this Section 4.3 and that the Company shall not object to such application, entry of such injunction or granting of such other equitable remedies on the grounds that money damages will be sufficient to compensate the Holders.

          4.4. Piggy-Back Registration.

                    (a) Subject to the limitations contained in Section 4.7, if the Company at any time proposes to register any of its securities under the Securities Act (other than a registration effected solely to implement an employee benefit plan, a registration of the Notes or any other registration on Form S-4), whether of its own accord or at the request of any holder or holders of such securities, it will each such time give written notice to all holders of outstanding Preferred Shares and Conversion Shares of its intention so to do.

                    (b) Upon the written request of a holder or holders of any such Preferred Shares and Conversion Shares given within 30 days after receipt of any such notice (stating the intended method of disposition of such securities by the prospective Seller or Sellers), the Company will use its best efforts to cause all Conversion Shares, the holders of which shall have so requested registration thereof, to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by the prospective Seller or Sellers of the Conversion Shares so registered; provided, however, the Company may elect not to file a registration statement pursuant to this
          Section 4.4 or may withdraw any registration statement filed pursuant to this Section 4.4 at any time prior to the effective date thereof. In the case of an underwritten public equity offering by the Company, each Seller shall, if requested by the managing underwriter, agree not to sell publicly any equity securities of the Company held by such Seller (other than the Conversion Shares so registered) for a period of up to 120 days following the effective date of the registration statement relating to such offering.

                    (c) If the managing underwriter for the respective offering advises that the inclusion in such registration of some or all of the Conversion Shares sought to be registered by the Seller in its opinion will cause the proceeds or price per unit the Company or the requesting or demanding holder of securities will derive from such registration to be reduced or that the number of securities to be registered at the instance of the Company or such requesting or demanding holder plus the number of securities sought to be registered by the Sellers is too large a number to be reasonably sold, then the number of securities to be included in such registration will be reduced as set forth below:

                    (i) the number of shares of Common Stock sought to be registered by any holders of Common Stock, other than the Conversion Shares, shall be reduced pro rata to the extent necessary to reduce the number of securities to be registered to the Recommended Number;

                    (ii) if the reduction provided for in clause (i) above does not reduce the number of securities to be registered to the Recommended Number, then the number of shares of the Common Stock sought to be issued and registered on account of the Company shall be reduced to the extent necessary to reduce the number of shares of Common Stock to be registered to the Recommended Number; provided, however, that this clause (ii) shall be of no effect with respect to the registration and sale of such Common Stock by the Company which is necessary to repay any debt or obligation of the Company or its subsidiaries then becoming due and payable or which is necessary to finance the acquisition of assets or a majority of the outstanding stock of another corporation by the Company or its subsidiaries which acquisition will be consummated within 6 months of the effective date of such registration; and (iii) if the reduction provided for in clauses (i) and (ii) above does not reduce the number of shares of Common Stock to be registered to the Recommended Number, then the number of Conversion Shares sought to be registered shall be reduced pro rata, in proportion to the number of Conversion Shares sought to be registered by the holders thereof, to the extent necessary to reduce the number of shares of Common Stock to be registered to the Recommended Number.

                    (d) The Company will not grant to any Person at any time on or after the date hereof the right to request the Company to register any securities of the Company under the Securities Act unless such right provides that such securities shall not be registered and sold at the same time if the managing underwriter for the respective sellers believes that sale of such securities would adversely affect the amount of, or price at which, the respective Conversion Shares being registered under this Section 4.4 can be sold.

          4.5. Registration of Dividend Shares. The Company shall cause a registration statement to be filed pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") and to be declared effective prior to the issuance of Dividend Shares to any Holder, which Shelf Registration Statement shall provide for resales of all Dividend Shares that are issued by the Company to the Holders and which Shelf Registration Statement shall remain effective until the earlier of (a) the date all such Dividend Shares have been sold under such Shelf Registration Statement or (b) the date such Dividend Shares can be sold pursuant to Rule 144(k) promulgated under the Securities Act.

          4.6. Registration Procedures. (a) If and whenever the Company is required by the provisions of this Section 4 to use its best efforts to effect the registration of any of the Conversion Shares or to effect the registration of the Dividend Shares under the Securities Act, the Company will (except as otherwise provided in this Agreement), as expeditiously as possible:

                    (i) cooperate with any underwriters for, and the Sellers of, such Common Shares, and will enter into a usual and customary underwriting agreement with respect thereto and take all such other reasonable actions as are necessary or advisable to permit, expedite and facilitate the disposition of such Common Shares in the manner contemplated by the related registration statement in each case to the same extent as if all the securities then being offered were for the account of the Company and the Company will provide to any Seller of Common Shares, any underwriter participating in any distribution thereof pursuant to a registration statement, and any attorney, accountant or other agent retained by any Seller or underwriter, reasonable access to appropriate Company officers and employees to answer questions and to supply information reasonably requested by any such Seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                    (ii)  furnish  or cause to be  furnished  to each  Seller of
          Common Shares covered by such registration statement and the underwriters, if any, addressed to such Sellers and the underwriters, if any, such opinion of counsel for the Company, and a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement in each case covering matters customarily covered in opinions and "comfort" letters requested in underwritten offerings and such other matters as may be reasonably requested by the Sellers and underwriters, if any;

                    (iii) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain continuously effective and provide all requisite financial statements for the period specified in paragraph (b) of this Section 4.6; and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith (including without limitation such amendments and supplements as the Sellers may deem necessary in their reasonable discretion) as may be necessary to keep such registration statement continuously effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Seller or Sellers of such securities shall desire to sell or otherwise dispose of the same;
          provided that no such registration statement will be filed by the Company until counsel for the Sellers of securities included therein shall have had a reasonable opportunity to review the same and to exercise their rights under clause (i) above with respect thereto and no amendment to any such registration statement naming such Sellers as selling shareholders shall be filed with the Commission until such Sellers shall have had at least seven days to review such registration statement as originally filed and theretofore amended, to exercise their rights under clause (i) above and to approve or disapprove any portion of such registration statement describing or referring to such Sellers;

                    (iv) furnish to each Seller such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Seller;

                    (v) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Seller shall request, and do any and all other acts and things which may be necessary or advisable to enable such Seller to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Seller, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service;

                    (vi) in the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of any Common Shares for sale in any jurisdiction, use its best efforts promptly to obtain its withdrawal;

                    (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

                    (viii) list such securities on any securities exchange on which any stock of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

                    (b) Notwithstanding any other provision of this Section 4, the Company shall not be required to maintain the effectiveness of (i) any registration statement filed by the Company pursuant to Section
          4.3 or Section 4.4 hereof for a period in excess of two years (plus any period during which the effectiveness of such registration has been suspended) or (ii) any registration statement filed by the Company pursuant to Section 4.5 for a period in excess of two years (plus any period during which the effectiveness of such registration has been suspended) following the later of (a) the date on which the Company issues shares of Common Stock in payment of a dividend on the Preferred Shares for the last dividend payment made in Common Stock by the Company with respect to the Preferred Shares and (b) the date on which the Company issues shares of Common Stock to redeem all of the then issued and outstanding Preferred Shares. From time to time after a transfer of Shares pursuant to a registration statement the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder or holders of Common Shares may reasonably request, all to the extent required to enable such holders to sell Common Shares pursuant to Rule 144 and Rule 144A promulgated under the Securities Act (or any successor thereto). Upon written request, the Company will deliver to such holders a written statement as to whether it has complied with such requirements.

          4.7. Expenses; Limitations on Registration. The Company shall pay all expenses incident to the Company's performance of its obligations in connection with any registration of the Sellers' Common Shares under this Agreement including, without limitation, (i) printing expenses, (ii) fees and disbursements of counsel for the Company, (iii) fees of the National Association of Securities Dealers, Inc. in connection with its review of any offering contemplated in any registration statement, (iv) expenses of any special audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, (v) all registration and filing fees for the Sellers' Common Shares under Federal and State securities laws, (vi) expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 4.6(a)(v), and (vii) fees and expenses of not more than one special counsel for the Seller or Sellers whose Common Shares are included in such registration, such special counsel to be selected by the Holder(s) of a majority of such Common Shares included in such registration.

          It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 4 in respect of the Conversion Shares which are to be registered at the request of any prospective Seller that (i) subject to the immediately preceding paragraph, the Company shall have received an undertaking satisfactory to it from such prospective Seller to pay, or have deducted from the proceeds from the sale of Conversion Shares pursuant to a registration, all expenses to be incurred by or for the account of and required to be paid by such Seller, and (ii) such prospective Seller shall furnish to the Company such information regarding the securities held by such Seller and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

          The TCW Holders of Preferred Shares and Conversion Shares shall be entitled to an aggregate of two effective registrations pursuant to requests made under Section 4.3; provided that in the case any TCW Holder shall acquire any Conversion Shares by conversion of such Preferred Stock following a Notice of Redemption (as defined in the Certificate of Designation) the holders of Preferred Shares and Conversion Shares shall be entitled to an aggregate of three effective registrations pursuant to requests made under Section 4.3; provided, further, that any registration request made by the requisite number of Holders, as set forth in the first paragraph of Section 4.3, which request shall be withdrawn (other than by reason of the Company's failure to perform its obligations hereunder or a material adverse change in its financial position or business) by the holders of at least 75% of the shares evidenced or covered by the Conversion Shares sought to be registered, after the respective registration statement shall have become effective, shall be treated as an "effective" registration for purposes hereof.

          The Pacific Holders and the Aquila Holders of Preferred Shares and Conversion Shares shall be entitled to an aggregate of one effective registration pursuant to a request made under Section 4.3; provided that in the case any Pacific Holder or Aquila Holder shall acquire any Conversion Shares by conversion of such Preferred Stock following a Notice of Redemption (as defined in the Certificate of Designation) the holders of Preferred Shares and Conversion Shares shall be entitled to an aggregate of two effective registrations pursuant to requests made under Section 4.3; provided, further, that any registration request made by the requisite number of Holders, as set forth in the first paragraph of Section 4.3, which request shall be withdrawn (other than by reason of the Company's failure to perform its obligations hereunder or a material adverse change in its financial position or business) by the holders of at least 75% of the shares evidenced or covered by the Conversion Shares sought to be registered, after the respective registration statement shall have become effective, shall be treated as an "effective" registration for purposes hereof.

          The Company agrees that it will not file a registration statement under the Securities Act, either for securities held by any of the Company's securityholders other than holders of Preferred Shares and Common Shares or for securities newly issued by the Company, until 30 days after the effective date of any registration statement filed pursuant to the request of a Seller or Sellers made under Section 4.3.

          4.8. Indemnification.

          4.8.1. In the event of any registration of any of its securities under the Securities Act pursuant to this Section 4, the Company shall indemnify and hold harmless the Seller of such Common Shares, such Seller's directors, officers, employees, agents, and each other person, if any, who controls such Seller within the meaning of the Securities Act (a "Controlling Person"), against any losses, claims, damages or liabilities, joint or several, to which such Seller or any such director or officer or Controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Seller or such director, officer or Controlling Person for any legal or any other expenses reasonably incurred by such Seller or such director, officer or Controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Seller specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Seller or such director, officer or Controlling Person, and shall survive the transfer of such securities by such Seller.

          4.8.2. Each holder of any Common Shares shall, by acceptance thereof, indemnify and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or omission of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or
(ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or omission was contained in written information furnished to the Company through an instrument duly executed by such holder specifically for use therein, and shall reimburse the Company or such director, officer or other person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action.

          4.8.3. Indemnification similar to that specified in Subsections 4.8.1 and 4.8.2 shall be given by the Company and each holder of any Common Shares (with such modifications as shall be appropriate) to any underwriter with respect to any required registration or other qualification of any Common Shares under any Federal or state law or regulation of governmental authority. The indemnity and expense reimbursements obligations of the Company and the Holders under Subsections 4.8.1 and 4.8.2 shall be in addition to any liability the Company and the Holders may otherwise have.

          4.8.4. Each Person (an "Indemnitor") who under the preceding provisions of this Section 4.8 agrees to indemnify another Person (an
"Indemnitee") shall have the right, subject to the provisions hereto, to designate counsel (acceptable to the Indemnitee) to defend any case or proceeding against the Indemnitee arising in respect of any claim of liability for which such indemnification may be claimed, to the end that duplication of legal expense may be minimized; provided that, if the Indemnitee notifies the Indemnitor that the former has been advised by its counsel that any single counsel in such case or proceeding would have a conflict of interest in representing both the Indemnitor and the Indemnitee, the Indemnitee may designate its own counsel in such case or proceeding and, to the extent so provided above in this Section 4.8, shall be entitled to be reimbursed for its legal expenses reasonably incurred in connection with defending itself in such case or proceeding.

          4.9. Termination of Restrictions. Notwithstanding the foregoing provisions of this Section 4, the restrictions imposed by this Section 4 upon the transferability of the Restricted Securities shall cease and terminate as to any particular Restricted Security when such Restricted Security shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration or sold under Rule 144 or 144A promulgated by the Commission. Whenever the restrictions imposed by this Section 4 shall terminate as to any Restricted Certificate, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend otherwise required to be borne thereby.

          4.10. Rule 144. At all times, in order to permit the holders of Preferred Shares and Common Shares to sell the same, if they so desire, pursuant to Rule 144 or 144A promulgated by the Commission (or any successor to such rule), the Company will comply with all rules and regulations of the Commission applicable in connection with use of Rule 144 and 144A (or any successor rules thereto), including the provision of information concerning the Company and the timely filing of all reports with the Commission in order to enable such holders, if they so elect, to utilize Rule 144 or 144A, and the Company will cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to any sale of Preferred Shares or Common Shares which is exempt from registration under the Securities Act pursuant to Rule 144 or 144A.

          SECTION 5. COVENANTS OF THE COMPANY

          5.1. Delivery Expenses. If any Holder surrenders any certificate for Preferred Shares, Conversion Shares or Dividend Shares to the Company or a transfer agent of the Company for exchange for instruments of other denominations or registered in another name or names, the Company will, subject to the provisions of Section 4, cause such new instruments to be issued and will pay the cost of delivering to or from the office of the Holder from or to the Company or its transfer agent, duly insured, the surrendered instrument and any new instruments issued in substitution or replacement for the surrendered instrument.

          5.2. Taxes. The Company will pay all taxes (other than Federal, State or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance and sale of the Preferred Shares, the Conversion Shares and the Dividend Shares hereunder or in connection with any modification of the Preferred Shares, Conversion Shares or Dividend Shares and will save the Holders harmless without limitation as to time against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay such taxes. The obligations of the Company under this Section 5.2 shall survive any redemption, repurchase or acquisition of Preferred Shares, Conversion Shares or Dividend Shares by the Company and the termination of this Agreement. 5.3. Replacement of Instruments. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Preferred Shares, Conversion Shares or Dividend Shares, and

                    (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that, if the owner of the same is a commercial bank or an institutional lender or investor, its own agreement of indemnity shall be deemed to be satisfactory), or

                    (b)  in  the  case  of   mutilation,   upon   surrender  and
          cancellation thereof,

the Company, at its expense, will execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of shares of Preferred Shares, Conversion Shares or Dividend Shares
 .

          5.4. Restrictions on Certain Actions. Prior to the day next following the issuance of Preferred Shares hereunder the Company will not:

                    (a) pay or declare any dividend payable in shares of its common stock or take any other action which, if taken after the date of such issuance, would result under the terms of the Preferred Stock in a change in the number of Conversion Shares into which the Preferred Shares may be converted; or

                    (b) make any amendment to the Articles of Incorporation of the Company, or file any resolution of the board of directors with the Nevada Secretary of State containing any provisions, which would materially and adversely affect or otherwise impair the rights of the holders of the Preferred Shares.

          5.5. Use of Proceeds. The Company shall use the proceeds of the sale of the Preferred Shares to repay amounts outstanding under the Credit Agreement.

          5.6. Rights Agreement. The Company will not, without the affirmative vote or consent of the Requisite Holders, supplement, amend or repeal any provision of the Rights Agreement, or adopt any other agreement or plan similar to the Rights Agreement, which could materially adversely affect the Holders of the Preferred Stock, the Conversion Shares or Dividend Shares, in their sole discretion.

          5.7. Maintenance of NYSE Listing. For as long as any Purchaser holds any Preferred Shares, Conversion Shares or Dividend Shares, the Company shall cause the Common Stock to be continuously listed on the New York Stock Exchange or, if the Common Stock is delisted from the New York Stock Exchange, the NASDAQ National Market System or the American Stock Exchange; provided, that the Company shall not be liable for a failure to maintain such listing if the Common Stock of the Company fails to meet the eligibility requirements of the particular exchange if and only if the failure to meet such eligibility requirements shall not have been caused by any action of the Company.

          5.8. Election of Directors; Maintenance of Directors and Officers Insurance.

                    (a) The Company and its Board of Directors shall cause the Board of Directors of the Company following the redemption of the Series A Preferred Shares pursuant to the terms of the Articles of Incorporation and Certificate of Designation to at all times include as members of the Board of Directors a number of individuals designated as directors by Purchasers on behalf of the initial purchasers of the Preferred Shares pursuant to this Agreement and their Permitted Transferees equal to the number of directors that the Holders of Preferred Shares were entitled to elect prior to such redemption pursuant to the terms of the Articles of Incorporation and the Certificate of Designation. The obligations of the Company and the Board of Directors to cause the Board of Directors of the Company to be so constituted shall continue for so long as the initial purchasers of the Preferred Shares pursuant to this Agreement and their Permitted Transferees hold at least 20% of the issued and outstanding shares of Common Stock of the Company; provided, that in calculating the percentage of Common Stock held by such initial purchasers and their Permitted Transferees, only Common Stock (x) issued by the Company upon the conversion or redemption of the Preferred Shares or (y) paid by the Company as a dividend on the Preferred Shares shall be included in such calculation. In the event that such Holders at anytime hold less than 20% of the issued and outstanding shares of Common Stock of the Company, the Company and its Board of Directors shall cause the Board of Directors to include as members of the Board of Directors one director designated by Purchasers on behalf of such Holders for each 5% of the issued and outstanding shares of Common Stock of the Company held by such Holders; provided, that in calculating the percentage of Common Stock held by such initial purchasers and their Permitted Transferees, only Common Stock (x) issued by the Company upon the conversion or redemption of the Preferred Shares or (y) paid by the Company as a dividend on the Preferred Shares shall be included in such calculation. The Company and the Board of Directors of the Company agree that at all times that the Holders have the right to designate directors pursuant to this Section 5.8(a), the number of directors constituting the whole Board of Directors shall be no greater than six directors plus the number of Directors that the Holders are entitled to elect pursuant to the terms of this Section 5.8(a). If such Holders designate fewer directors than allowed by this Section 5.8(a), the directors designated by such Holders shall nonetheless have the number of votes equal to the number of directors that such Holders could have designated pursuant this Section 5.8(a) so that at any meeting of the Board of Directors of the Company each director designated by such Holders pursuant to this Section 5.8(a) shall have the number of votes equal to the number of directors that such Holders could have designated pursuant to this Section 5.8(a) (the "Available Director Seats") divided by the actual number of directors designated by such Holders pursuant to this Section 5.8(a) and attending such meeting (the "Actual Directors") and, for purposes of determining whether a quorum is present at such meeting, each such director that was designated by such Holders and is present at such meeting shall be counted as a number of directors equal to the number of Available Director Seats divided by the number of Actual Directors.

                    (b) So long as the Holders are entitled to elect one or more directors pursuant to the terms of this Section 5.8 and for a period of three years after such time as the Holders are no longer entitled to elect any directors, the Company shall maintain director's and officer's insurance providing for such amount of coverage and such terms as shall be satisfactory to Purchasers. In the event that the Company (i) consolidates with or merges with or into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person then, in each case, proper provision shall be made such that the successors and assigns shall assume the obligations set forth in this Section 5.8(b).

          5.9. Shareholder Approval. The Company shall call a meeting of its shareholders to be held no later than July 31, 1999 for the purpose of voting upon the approval of the issuance of the Series B Conversion Shares, the Conversion Shares and the Dividend Shares. The Company will through its Board of Directors recommend to its shareholders the approval of such matters and shall not withdraw, modify or change its recommendation in any manner that would adversely effect the ability of the Company to issue the Series B Conversion Shares, Conversion Shares or the Dividend Shares. The Purchasers agree to vote all of their Series A Preferred Shares in favor of such recommendation of the Board of Directors authorizing the issuance of the Series B Conversion Shares, the Conversion Shares and the Dividend Shares.

          5.10 Issuance of Additional Series A Preferred Shares. The Company shall not issue any additional shares of Series A Preferred Shares other than the Series B Conversion Shares.

          SECTION 6. MISCELLANEOUS

          6.1. Notices.

          6.1.1. All communications under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid:

                    (a) if to any party hereto at its address for notices specified beneath its name on the signature page hereof, or at such other address as it may have furnished in writing to each other party hereto and all other holders of Preferred Shares, Conversion Shares and Dividend Shares at the time outstanding, or

                    (b) if to any other Person who is the registered holder of any Preferred Shares, Conversion Shares or Dividend Shares, to the address for the purpose of such holder as it appears in the stock ledger of the Company.

          6.1.2. Any notice shall be deemed to have been duly given when delivered by hand, if personally delivered, and if sent by mail, two business days after being deposited in the mail, postage prepaid.

          6.2. Survival. All warranties, representations and covenants made by the Company herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Holders and shall survive the issuance of the Preferred Shares regardless of any investigation made by or on behalf of the Holders. All statements in any such certificate or other instrument so delivered shall constitute representations and warranties by the Company hereunder.

          All representations, warranties and covenants made by the Holders herein shall be considered to have been relied upon by the Company and shall survive the issuance to the Holders of the Preferred Shares regardless of any investigation made by the Company or on its behalf.

          The provisions of Section 4 and Section 5.8 hereof shall survive the issuance to the Holders of the Preferred Shares, the Conversion Shares and Dividend Shares .

          6.3. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties whether so expressed or not.

          6.4. Amendment and Waiver, etc. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Requisite Holders. No failure or delay on the part of the Holders in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Holders at law or in equity or otherwise. No waiver of or consent to any departure by the Company from any provision of this Agreement shall be effective unless signed in writing by the Holders.

          6.5. Duplicate Originals. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

          6.6. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          6.7. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of California.

          6.8. Specific Performance. The Company acknowledges that the Holders have no adequate remedy at law for breaches by the Company of its obligations hereunder or under the Articles of Incorporation, and accordingly the Company irrevocably agrees that the Holders shall be entitled to the remedy of specific performance and waives any right the Company may have to object to such remedy.

          6.9. Applicable IRR Calculation. Attached hereto as Exhibit C are schedules provided by way of example in calculating the Applicable IRR Amount (as defined in the Certificate of Designation) for purposes of Section 4.4 of the Certificate of Designation.

          6.10 Consents, Approvals and Other Actions by Purchasers or Holders. Except where specifically provided or the context would provide otherwise, any consent, approval or other action to be given or taken by Purchasers or Holders under this Agreement or any other document relating to the Preferred Shares or Conversion Shares shall be deemed to have been given or taken if given or taken by Purchasers or Holders , as the case may be, purchasing or holding a majority of the Preferred Shares or Conversion Shares, as applicable.


          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Stock Purchase Agreement as of the date first above written.


Address for Notices:                COMSTOCK RESOURCES, INC.,
                                    a Nevada corporation
LBJ Freeway, Suite 1000
Dallas, TX  75244

                                    By /s/ M. JAY ALLSION
                                    ---------------------
                                    M. Jay Allison
                                    President and
                                    Chief Executive Officer

Address for Notices:                TCW DEBT AND ROYALTY FUND VI, L.P., a
                                    California limited partnership
865 S. Figueroa Street, Suite 1800
Los Angeles, CA  90017              By: TCW Asset Management Company, a
Attn:  Arthur R. Carlson            California corporation, as General Partner


                                    By: /s/ THOMAS F. MEHLBERG
                                    --------------------------
                                        Thomas F. Mehlberg
                                        Managing Director


                                    By:/s/ ALVIN R. ALBE, JR.
                                    -------------------------
                                       Alvin R. Albe, Jr.
                                       Executive Vice President,
                                       Finance & Administration


Address for Notices:                TCW DEBT AND ROYALTY FUND VIB, L.P., a
                                    California limited partnership
865 S. Figueroa Street, Suite 1800
Los Angels, CA  90017               By: TCW Asset Management Company, a
Attn:  Arthur R. Carlson            California corporation, as General Partner

                                    By: /s/ THOMAS F. MEHLBERG
                                    --------------------------
                                        Thomas F. Mehlberg
                                        Managing Director


                                    By:/s/ ALVIN R. ALBE, JR.
                                    -------------------------
                                       Alvin R. Albe, Jr.
                                       Executive Vice President,
                                       Finance & Administration

Address for Notices:                TCW ASSET MANAGEMENT COMPANY, a California
                                    corporation, as Investment Manager under
865 S. Figueroa Street, Suite 1800  the Investment Management Agreement dated as
Los Angeles, CA  90017              of July 7, 1997 between Morgan Stanley Asset
Attn: Arthur R. Carlson             Management Inc. as Fiduciary Advisor on
                                    behalf of, inter alia, Eugenia III
                                    Investment  Holdings Limited and
                                    TCW Asset Management Company as amended by amendment dated as of October 15, 1998 between Bessemer Trust Company, N.A., in the capacity discussed therein, and TCW
                                    Asset Management Company


                                    By: /s/ THOMAS F. MEHLBERG
                                    --------------------------
                                        Thomas F. Mehlberg
                                        Managing Director


                                    By:/s/ ALVIN R. ALBE, JR.
                                    -------------------------
                                       Alvin R. Albe, Jr.
                                       Executive Vice President,
                                       Finance & Administration



Address for Notices                 TCW ASSET MANAGEMENT COMPANY, a California
                                    corporation, as Investment Manager pursuant
865 S. Figueroa Street, Suite 1800  to the Investment Management and Custody
Los Angeles, CA  90017              Agreement dated as of May 19, 1997 between
Attn:  Arthur R. Carlson            Allmerica Asset Management, Inc. as agent
                                    for First Allmerica Financial Life
                                    Insurance Company, TCW Asset Management
                                    Company and Trust Company of the West

                                    By: /s/ THOMAS F. MEHLBERG
                                    --------------------------
                                        Thomas F. Mehlberg
                                        Managing Director


                                    By:/s/ ALVIN R. ALBE, JR.
                                    -------------------------
                                       Alvin R. Albe, Jr.
                                       Executive Vice President,
                                       Finance & Administration

Address for Notices:                TCW ASSET MANAGEMENT COMPANY, a California
                                    corporation, as Investment Manager pursuant
865 S. Figueroa Street, Suite 1800  to the Investment Management and Custody
Los Angeles, CA  90017              Agreement dated as of October 27, 1997
Attn:  Arthur R. Carlson            between University of Chicago,
                                    TCW Asset Management Company and Trust
                                    Company of the West


                                    By: /s/ THOMAS F. MEHLBERG
                                    --------------------------
                                        Thomas F. Mehlberg
                                        Managing Director


                                    By:/s/ ALVIN R. ALBE, JR.
                                    -------------------------
                                       Alvin R. Albe, Jr.
                                       Executive Vice President,
                                       Finance & Administration


Address for Notices:                TCW ASSET MANAGEMENT COMPANY, a Cslifornia
                                    corporation, as Investment Manager pursuat
865 S. Figueroa Street, Suite 1800  to the Investment Management and Custody
Los Angles, CA  90017               Agreement dated as of October 27, 1997
Attn:  Arthur R. Carlson            between University of Notre Dame du Lac,
                                    TCW Asset Management Company
                                    and Trust Company of the West


                                    By: /s/ THOMAS F. MEHLBERG
                                    --------------------------
                                        Thomas F. Mehlberg
                                        Managing Director


                                    By:/s/ ALVIN R. ALBE, JR.
                                    -------------------------
                                       Alvin R. Albe, Jr.
                                       Executive Vice President,
                                       Finance & Administration

Address for Notices:                TCW ASSET MANAGEMENT COMPANY, a California
                                    corporation, as Investment Manager pursuant
865 S. Figueroa Street, Suite 1800  to the Investment Management and Custody
Los Angeles, CA  90017              Agreement dated as of October 24, 1997
Attn:  Arthur R. Carlson            between William N. Pennington Separate
                                    Property Trust dated January 1, 1991,
                                    TCW Asset Management Company and Trust
                                    Company of the West


                                    By: /s/ THOMAS F. MEHLBERG
                                    --------------------------
                                        Thomas F. Mehlberg
                                        Managing Director


                                    By:/s/ ALVIN R. ALBE, JR.
                                    -------------------------
                                       Alvin R. Albe, Jr.
                                       Executive Vice President,
                                       Finance & Administration

Address for Notices:                TCW ASSET MANAGEMENT COMPANY, a California
                                    corporation, as Investment Manager pursuant
865 S. Figueroa Street, Suite 1800  to the Investment Management Agreement
Los Angeles, CA  90017              dated as of October 27, 1997 between
Attn:  Arthur R. Carlson            Delta Air Lines, Inc., TCW Asset Management
                                    Company and Trust Company of the West

                                    By: /s/ THOMAS F. MEHLBERG
                                    --------------------------
                                        Thomas F. Mehlberg
                                        Managing Director


                                    By:/s/ ALVIN R. ALBE, JR.
                                    -------------------------
                                       Alvin R. Albe, Jr.
                                       Executive Vice President,
                                       Finance & Administration

Address for Notices                 TRUST COMPANY OF THE WEST, a California
                                    trust company, in its capacities as
865 S. Figueroa Street, Suite 1800  Investment Manager pursuant to the
Los Angeles, CA  90017              Investment Management Agreement dated as of
Attn:  Arthur R. Carlson            June 6, 1988 between General Mills, Inc. and
                                    the Trust Company of the West and as
                                    Custodian pursuant to the Custody Agreement dated as of February 6, 1989 among General Mills, Inc., the Trust Company of the West and State Street Bank and Trust Company, as trustee

                                    By: /s/ THOMAS F. MEHLBERG
                                    --------------------------
                                        Thomas F. Mehlberg
                                        Managing Director


                                    By:/s/ ALVIN R. ALBE, JR.
                                    -------------------------
                                       Alvin R. Albe, Jr.
                                       Executive Vice President,
                                       Finance & Administration

Address for Notices                 PACIFIC LIFE INSURANCE COMPANY,
                                    a California stock insurer
700 Newport Center Drive
Newport Beach, CA  92660
Attn: W.R. Schmidt
      Assistant Vice President
                                    By: /s/ WILLIAM R. SCHMIDT
                                    --------------------------
                                      Assistant Vice President


                                    By: /s/ DIANE W. DALLES
                                    -----------------------
                                      Assistant Secretary




Address for Notices                 AQUILA ENERGY CAPITAL CORPORATION,
                                    a Delaware corporation
2 Houston Center
909 Fannin, Suite 1850
Houston, Texas  77010-1007
Attn:    Kenneth F. Wyatt,
         Vice President


                                     By: /s/ KENNETH F. WYATT
                                     ------------------------
                                          Kenneth F. Wyatt
                                          Vice President

                                   SCHEDULE A

                                                        Number of Shares
                                                    Series A          Series B
             Holder                             1999 Preferred    1999 Preferred
            -------                            ----------------   --------------

TCW DEBT AND ROYALTY FUND VI, L.P., a
California limited partnership (95-4623776)            334,375        180,576

TCW DEBT AND ROYALTY FUND VIB, L.P., a                 101,733         54,940
California limited partnership (95-4657858)


TRUST COMPANY OF THE WEST, a California trust          157,587         85,103
company, as Custodian for Eugenia III
Investment Holdings Limited


TRUST COMPANY OF THE WEST, a California trust          100,716         54,391
company, as Custodian for Allmerica Asset
Management, Inc. as agent for First Allmerica
Financial Life Insurance Company (04-1867050)


TRUST COMPANY OF THE WEST, a California trust           40,286         21,756
company, as Custodian pursuant to the Investment
Management and Custody Agreement dated as of October 27, 1997 between University of Chicago,
TCW Asset Management Company and Trust Company of the West (36-2177139)


TRUST COMPANY OF THE WEST, a California trust           33,086         17,868
company, as Custodian pursuant to the Investment
Management and Custody Agreement dated as of October 27, 1997 between University of Notre Dame du Lac, TCW Asset Management Company and Trust
Company of the West (35-0868188)


TRUST COMPANY OF THE WEST, a California trust          151,073         81,586
company, as Custodian pursuant to the Investment
Management and Custody Agreement dated as of October 24, 1997 between William N. Pennington
Separate Property Trust dated January 1, 1991,
TCW Asset Management Company and Trust Company of the West (###-##-####)

                                                        Number of Shares
                                                    Series A         Series B
             Holder                             1999 Preferred    1999 Preferred
            -------                            ----------------   --------------


TRUST COMPANY OF THE WEST, a California trust           55,144         29,780
company, as Sub-Custodian for the Delta Master
Trust dated May 27, 1982, as amended, under the sub-custody agreement and power of attorney dated October 30, 1997 among Trust Company of the West, Citibank F.S.B., as Trustee and TCW Asset Management Company (36-6751614)


TRUST COMPANY OF THE WEST, a California trust          324,667        175,333
company, in its capacities as Investment Manager pursuant to the Investment Management Agreement dated as of June 6, 1988 with General Mills, Inc.
and as Custodian pursuant to the Custody Agreement dated as of February 6, 1989 with General
Mills, Inc. and State Street Bank and
Trust Company, as trustee (41-0274440)

PACIFIC LIFE INSURANCE COMPANY                         324,667        175,333

AQUILA ENERGY CAPITAL CORPORATION                      324,667        175,333
                                                       -------        -------

Total:                                               1,948,001      1,051,999
                                                     =========      =========